UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2015

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AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)

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Florida	0-24185	65-0636168
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

444 Washington Blvd., Suite 3338, Jersey City, New Jersey 07310
(Address of Principal Executive Office) (Zip Code)

(646) 367 1747
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

The Registrant today issued a press release titled "NYSE MKT Notifies Aoxing Pharmaceutical Company, Inc. that it has Regained Compliance with a Financial Condition Requirement."  A copy of the release is filed as an exhibit to this Report.

Item 9.01   Financial Statements and Exhibits

Exhibits

99.1           Press release dated April 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.

Date: April 3, 2015	By:	/s/ Zhenjiang Yue Zhenjiang Yue, Chief Executive Officer